                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     NOVEMBER 17, 2004 (NOVEMBER 12, 2004)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           MICHIGAN                               38-2626206
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     1-14094
                            (COMMISSION FILE NUMBER)

26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                               48034
(ADDRESS OF PRINCIPAL                            (ZIP CODE)
 EXECUTIVE OFFICES)

                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On November 16, 2004, Meadowbrook Insurance Group, Inc. (the "Registrant") issued a press release indicating that it had successfully executed a replacement credit facility for a revolving line of credit for up to $25.0 million. This revolving line of credit was entered into on November 12, 2004 and will expire on November 11, 2007 and replaces the Company's previous line of credit and term loan. The Company has drawn approximately $9.0 million on this revolving line of credit to pay off the term loan under the previous credit agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      a.    None.

      b.    None.

      c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

            10.1 Credit Agreement among Meadowbrook Insurance Group, Inc. and Standard Federal Bank National Association dated as of November 12, 2004.

            10.2 Revolving Note among Meadowbrook Insurance Group, Inc. and Standard Federal Bank National Association dated as of November 12, 2004.

            10.3 Security Agreement among Meadowbrook Insurance Group, Inc. and Standard Federal Bank National Association dated as of November 12, 2004

            99.1  Press Release, dated November 16, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2004         MEADOWBROOK INSURANCE GROUP, INC.
                                           (REGISTRANT)

                                 By: /s/ Karen M. Spaun
                                     -----------------------------
                                     Karen M. Spaun, Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.  DOCUMENT DESCRIPTION
-----------  --------------------
10.1         Credit Agreement among Meadowbrook Insurance Group, Inc. and Standard Federal Bank National
             Association dated as of November 12, 2004.

10.2         Revolving Note among Meadowbrook Insurance Group, Inc. and Standard Federal Bank National
             Association dated as of November 12, 2004.

10.3         Security Agreement among Meadowbrook Insurance Group, Inc. and Standard Federal Bank National
             Association dated as of November 12, 2004

99.1         Press Release, dated November 16, 2004.